77q1a

1.  Amended and Restated Bylaws effective December 7, 2007 of American Century
Municipal Trust, Filed as Exhibit 99(a)(6) to Form 485B Post-Effective
Amendment No. 53  to the Registrant's Registration Statement filed on
Form N-1A 09/26/08, effective 10/01/08, and incorporated herein by reference.